UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2013

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor, Washington D.C.		20006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (202) 872-7700

No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)Amendments to By-Laws

On December 4, 2013, the Board of Directors (the “Board”) of the Federal Agricultural Mortgage Corporation (“Farmer Mac”) adopted amendments to Farmer Mac’s by-laws, as amended and restated (the “By-Laws”). The By-Laws amend Farmer Mac’s prior by-laws, dated December 6, 2012, as described below:

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Article III (Officers and Employees): All of the Sections in this Article other than Section 4 (Vacancies) were amended or added to clarify the By-Law provisions related to Farmer Mac’s officers and employees. Section 1 and Section 3 were revised to clarify which executive officers and officers can be appointed and removed by the Board and the Chief Executive Officer of Farmer Mac, including authorizing the Chief Executive Officer to appoint and remove the Controller of Farmer Mac (which had previously been a duty of the Board). This Article also was amended to add descriptions for the positions of Chief Executive Officer and Chief Financial Officer, as well as to clarify the position descriptions of the President, Secretary, Treasurer, and Controller of Farmer Mac.

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Article IV, Section 6(b) (Meeting of Shareholders – Record Date): This Section was amended to revise the consent record date for determining shareholders entitled to consent to corporate action in writing without a meeting if no record date had been fixed by the Board of Directors. Under Farmer Mac’s prior by-laws, the consent record date was the close of business on the day on which the Board adopts the resolution fixing a consent record date. The revised By-Law provision sets the consent record date as the date that is ten days after the date on which a valid request from a shareholder to set a consent record date is received and verified.

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Article IV, Section 11 (Meeting of Shareholders – Voting of Shares): This Section was amended to specify that (1) unless otherwise specified by applicable law or the rules of any national securities exchange on which shares of Farmer Mac are listed or traded, (a) any matter other than the election of directors brought before any meeting of shareholders will be decided by the affirmative vote of a majority of the votes cast and (b) “votes cast” will not include abstentions and broker non-votes; and (2) the election of directors will be decided by a plurality of votes cast at a meeting of shareholders by the shareholders entitled to vote in the election of each class of directors of Farmer Mac.

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Article V, Section 3(h)(ii) (Board of Directors – Nomination of Directors – Nominee Eligibility): This Section was amended to revise the definition of the term “Applicable Qualification Criteria,” which a proposed nominee to the Board must meet: (1) be a natural person over 21 years of age; (2) be a U.S. citizen or naturalized citizen; (3) be financially literate; (4) have some knowledge about one or more areas of Farmer Mac’s business; (5) has not (a) been convicted of any criminal offense involving dishonesty or a breach of trust, or (b) been found to have violated any provision of the Farm Credit Act of 1971, as amended, any banking laws, or any federal or state securities laws including, but not limited to, the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or (c) had a professional license suspended or revoked; and (6) satisfies such other criteria for service on the Board as may be imposed by applicable law.

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Article V, Section 3(i) (Board of Directors – Nomination of Directors – Informing a Shareholder of a Deficient Advance Notice of Nomination): This Section was added to provide a procedural mechanism by which a shareholder who has submitted an advance notice of director nomination that does not satisfy either the informational requirements prescribed by the By-Laws in any material respect or the nominee eligibility criteria, as has been reasonably determined by the Board, may cure such deficiency. This Section further provides that if the deficiency is not cured by the shareholder, then the Board may reject the shareholder’s nomination.

In addition to the foregoing, the Board also approved other non-substantive “clean-up” changes to the By-Laws, including grammatical and other typographical corrections; formatting changes; renumbering of subsections; use of gender inclusive language; revisions to headings, titles, and captions; and consistency in the use of terms.

The foregoing summary of the amendments to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the By-Laws as amended by the Board through December 4, 2013, filed as Exhibit 3.1 to this report and incorporated by reference herein in its entirety.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a)Amendments to Code of Business Conduct and Ethics

On December 4, 2013, the Board adopted amendments to Farmer Mac’s Code of Business Conduct and Ethics (the “Code of Conduct”), which include the following principal revisions:

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Section II (Background): This Section was amended to delete the following sentence: “As provided in the FCA Regulation, any violations of the Code will subject the person to the penalties of Part C of Title V of the Farm Credit Act of 1971, as amended.”

Although these penalties could still apply to violations of the Code of Conduct, this language was deleted so as not to give the impression that Farmer Mac is authorized to determine penalties under the Farm Credit Act of 1971, as amended.

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Section V (Conflicts of Interest): This Section was amended to delete the prescriptive considerations that the Corporate Governance Committee must adhere to in determining whether the materiality threshold for a potential conflict of interest of a Farmer Mac director has been met. The deleted sentence stated: “In making the determination, the Corporate Governance Committee shall consider whether the transaction, activity or proposal that is the subject of the Conflict of Interest would affect all similarly situated Participants in the same manner or whether it would uniquely benefit such director or any Business Affiliate or Family Member or the stockholder constituency responsible for causing the director to be nominated to the Board of Directors.” Additionally, the definition of “Conflict of Interest” set forth in Annex A was further clarified to more closely align with the definition used in the conflict-of-interest regulation applicable to Farmer Mac.

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Section VII (Public Disclosure and Other Communications): This Section was amended to delete the subsection “Personal Contacts with Participants” and thereby eliminate the requirement to report all contacts by Farmer Mac’s employees and their family members with any of Farmer Mac’s potential or actual business partners initiated for the purpose of conducting business unrelated to Farmer Mac. Farmer Mac determined that this subsection was unnecessarily duplicative of the requirements already in place to ensure the collection of relevant information related to the determination of potential conflicts of interest.

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Section XIV (Reporting of Any Illegal or Unethical Behavior): This Section was amended to clarify that while Farmer Mac will use its best reasonable efforts to protect the confidentiality of any employee reporting an ethical violation, it cannot guarantee such confidentiality in the event that any regulatory, governmental, or judicial body becomes involved in the matter.

•	Annex B (Conflict of Interest Questionnaire): This Annex was amended to further align with the requirements set forth in the Code of Conduct.

In addition to the foregoing, the Board approved other non-substantive “clean-up” changes to the Code of Conduct, including grammatical and other typographical corrections; formatting changes; use of gender inclusive language; revisions to headings, titles, and captions; and consistency in the use of terms.

The foregoing summary of the amendments to the Code of Conduct does not purport to be complete and is qualified in its entirety by reference to the complete text of the Code of Conduct as adopted by the Board and filed as Exhibit 14.1 to this report and incorporated by reference herein in its entirety.

Item 8.01    Other Events.

Timing of Advance Notice of Shareholder Proposals and Director Nominations

As discussed in Item 5.03(a) above, on December 4, 2013, the Board adopted revised “Applicable Qualification Criteria” that must be met by any proposed nominee to the Board. However, the Board did not change the requirements applicable to what constitutes timely and proper notice required to be submitted by Farmer Mac’s shareholders intending to (1) nominate persons for election to the Board at an annual meeting of shareholders, or (2) bring other business before an annual meeting of shareholders (other than proposals sought to be included in Farmer Mac’s proxy statement pursuant to Rule 14a-8 under the Exchange Act). As indicated in Farmer Mac’s 2013 proxy statement filed with the Securities and Exchange Commission on April 26, 2013, the holders of Farmer Mac’s voting common stock may submit shareholder proposals or written director nominations to Farmer Mac’s Secretary on or after February 6, 2014 until March 8, 2014.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

3.1	By-Laws of the Federal Agricultural Mortgage Corporation, as amended and restated by the Board of Directors through December 4, 2013

14.1	Code of Business Conduct and Ethics of the Federal Agricultural Mortgage Corporation, as amended and restated by the Board of Directors through December 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Stephen P. Mullery
Name: Stephen P. Mullery
Title: Senior Vice President – General Counsel

Dated: December 9, 2013

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